Exhibit 10.02

USEN_NT/0612

Superfund Green, L.P.

Subscription Documents for Investors Advised by a Registered Investment Advisor

STOP **ONLY COMPLETE THIS FORM FOR NON-COMMISSION / FEE BASED ACCOUNTS**

Important Note: This page must be completed for prospective investors that are clients of a registered investment advisor with a fixed-fee or asset-based fee advisory relationship with that advisor and must be submitted by the prospective investor to Superfund Green, L.P., c/o Superfund USA, LLC, along with the investor's completed subscription documents. Investors not participating in a registered investment advisor's investment advisory program may proceed to the following page.

TO BE COMPLETED BY REGISTERED INVESTMENT ADVISOR

I hereby certify that I have discussed the pertinent facts, including the fees, expenses and risks, relating to an investment in Superfund Green, L.P. with the above named client and that an investment in Superfund Green, L.P. of not more than $ ____________ . ____ is suitable for such client in light of such client's needs, financial circumstances and investment objectives.

Print Name ______________________ **Date** MMDDYYYY

Investment Advisor Signature ______________________

REGISTERED INVESTMENT ADVISOR MUST SIGN

Investor Name ______________________

Investment Advisor Firm Name ______________________

Investment Advisor Registration Number ______________________

Investment Advisor Representative Name ______________________

Address Street ______________________

City, State, Zip Code ______________________

Phone/Fax ______________________

E-Mail Address ______________________

INVESTOR AUTHORIZATION TO SHARE FINANCIAL INFORMATION

Investor Print Name ______________________ **Date** MMDDYYYY

Investor Signature ______________________

Joint Investor Print Name ______________________ **Date** MMDDYYYY

Joint Investor Signature ______________________

Note: The foregoing authorization **is not** required as a condition of your investment in Superfund Green, L.P.

SUPERFUND
THE FUTURE OF INVESTING

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RIA Superfund Green, L.P. – page 1/1

Superfund Green, L.P.

Subscription Agreement

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Any person considering subscribing for limited partnership units ("Units") in Superfund Green, L.P. (the "Fund") should carefully read and review a current copy of the Fund's prospectus (the "Prospectus"). The Prospectus should be accompanied by the most recent monthly report of each series ("Series"). **The date printed on the front of the Prospectus can be no later than 9 months old. If the date is more than 9 months old, new materials are available and must be utilized.**

1. Check box in **Section 1** if this is an addition to an existing account and list Limited Partner #.
2. Enter the name and address (no post office boxes) of the investor and (if applicable) joint investor in **Section 2 and 3.**
   For UGMA/UTMA (Minor), enter the Minor's name, followed by "Minor", and address (no post office boxes) in **Section 2 and 3,** and enter the custodian name in **Section 9.**
   For Trusts, enter the Trustee(s) name(s) and the Trustee(s) address in **Section 2 and 3** and the Trust name in **Section 8.**
   For Corporations, Partnerships, and Estates, enter the officer or contact person and the entity address in **Section 2 and 3** and the entity name in **Section 8.**
   Investors who are not individuals may be required to furnish a copy of organizing or other documents evidencing the authority of such entity to invest in each Series. For example, Trusts may be required to furnish a copy of each trust agreement, Corporations must furnish a corporate resolution or by laws.
3. If the mailing address is different from the residence address, please fill in **Section 4.**
4. Enter the Custodian's name and address in **Section 9** if applicable.
5. Check the appropriate boxes for **Series A and/or Series B** under **Section 10.**
6. Enter the total dollar amount being invested in **Section 11.** If you checked both boxes before, please indicate how much to allocate to each Series.
7. Enter the investor's brokerage account number in **Section 12** if applicable.
8. Enter the Social Security Number OR Taxpayer ID Number, as applicable, in **Section 7 or section12, respectively,** and check the appropriate box to indicate ownership type. For IRA accounts, the Taxpayer ID Number of the Custodian should be entered, as well as the Social Security Number of the investor. For foreign investors, enter Passport Number in Social Security Number field and Country of Citizenship in Taxpayer ID field. Please submit a copy of your Government ID with your completed subscription documents. If you are not a United States person, you must also submit a completed and signed Internal Revenue Service Form W-8 BEN (or other applicable Form W-8) with your completed subscription documents.
9. The investor must sign and date **Section 15.** If it is a joint account, both investors must sign. In certain cases, the Custodian's signature, as well as the investor's signature, is required.
10. The name of the Broker-Dealer firm, Registered Representative name, Registered Representative number, address, and phone number must be entered in the box on the bottom of the page.
11. The Registered Representative and the Principal must sign **Section 16**.
12. Please fill in the enclosed Suitability Requirements form.

The investor should return this Subscription Agreement, Suitability Requirements Form and payment to his or her Broker's office address.

Subscription Agreements, Suitability Requirements Form, payment, and any other required documents should be sent by the Broker-Dealer to either:

1. the administration or Fund Administration office of the selling firm, if firm procedures require, or
2. to the custodial firm if one is required (Superfund Capital Management, Inc. ("Superfund Capital Management") recommends sending documents early in the month so that they reach it before month-end), or
3. to Superfund Capital Management, Inc. c/o Superfund USA, LLC, 850 West Jackson Blvd., Suite 600, Chicago, IL 60607. Attention: Fund Administration.

If payment is being made by wire transfer, please wire the specified amount for Series A and/or Series B to the following accounts:

Please make sure that the amount of money received by Superfund Capital Management is net and equals the amount stated on the Subscription Agreement.

Series A	HSBC BANK USA	ABA# 021 001 088	Account Name: Issuer Services
	Account Number: 002 600 161	For further credit to: Superfund Green, L.P. Series A	Ref. Nr.: 108 77 854
Series B	HSBC BANK USA	ABA# 021 001 088	Account Name: Issuer Services
	Account Number: 002 600 161	For further credit to: Superfund Green, L.P. Series B	Ref. Nr.: 108 77 856

Payments made by check must be received AT LEAST FIVE BUSINESS DAYS prior to the last business day of the month.

Payments made by wire must be received AT LEAST THREE BUSINESS DAYS prior to the last business day of the month.

HSBC 452 5th Avenue, New York, NY 10018

Please make checks payable to "Superfund Green, L.P. Series A 'Escrow Account'" or "Superfund Green, L.P. Series B 'Escrow Account'."

If Investors and/or Broker-Dealers have specific questions about the subscription process, please call Superfund Capital Management's Fund Administration Department at 312 239-2200.

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Subscription Superfund Green, L.P. – page 1/4

Superfund Green, L.P. / Subscription Agreement

IMPORTANT: READ PAGE D-2 BEFORE SIGNING

1 ☐ **Check here if this is an addition to an existing account.**

USEN/0413

	Limited Partner	Limited Partner #	Joint Limited Partner
2 **First Name**			
Last Name			
3 **Residence Address** Street, City, State, Zip Code (P.O. Box not acceptable)			
4 **Mailing Address** (if different)			
5 **Telephone/Date of Birth**	- - / MM DD YYYY		- - / MM DD YYYY
6 **E-Mail Address**			
7 **Social Security #**	- -		- -
8 **Additional Information** (for Estates, Partnerships, Trusts and Corporations)			
9 **Custodian Name**			
Custodian Mailing Address			
Street, City, State, Zip Code			

10 The investor named above, by execution and delivery of this Subscription Agreement, by either (i) enclosing a check or wiring payment payable to **"Superfund Green, L.P. Series A** ☐ **B** ☐ Escrow Account", or (ii) authorizing the selling agent (or additional seller, as the case may be) to debit investor's customer securities account in the amount set forth below, hereby subscribes for the purchase of **Superfund Green, L.P. Series A** ☐ **B** ☐ Units at Net Asset Value per Unit by the last business day of each month. The named investor further acknowledges receipt of the Fund's Prospectus dated May [ ] 2013, including the Sixth Amended and Restated Limited Partnership Agreement, as amended from time to time, ("Partnership Agreement") of the Fund, the Subscription Requirements and the Subscription Agreement, the terms of which govern the investment in the Units being subscribed for hereby. By signing below, the investor accepts the Fund's Partnership Agreement and agrees to be bound thereto.

11 **Total Amount $** ______ . ___ thereof **Series A** ______ . ___ **Series B** ______ . ___

(minimum of $10,000 for each Series; $1,000 or more for additional investments) **Taxpayer ID #** ___ - ______

12 **Brokerage Account #** ______ (must be completed if payment is made by debit to investor's securities or other qualified accounts)

Taxable Investors (check one):

- ☐ Individual Ownership
- ☐ Partnership*
- ☐ Corporation*
- ☐ Tenants in Common
- ☐ UGMA/UTMA (Minor)
- ☐ Tenants in Entireties
- ☐ Community Property
- ☐ Estate
- ☐ Grantor or Other Revocable Trust*
- ☐ Trust other than a Grantor or Revocable Trust*
- ☐ Joint Tenants with Right of Survivorship

Non-Taxable Investors (check one):

- ☐ IRA
- ☐ IRA Rollover
- ☐ Profit Sharing*
- ☐ Defined Benefit*
- ☐ Pension*
- ☐ SEP
- ☐ Other (specify)
- ☐ Roth IRA
- ☐ 401(K)*

(*APPROPRIATE AUTHORIZATION DOCUMENTS MUST ACCOMPANY SUBSCRIPTION, I.E., TRUSTS, PENSION, CORPORATE DOCUMENTS)

13 *Benefit Plan Investors*

(i). . . I am a Plan or Plan Assets Entity as described on page D-6 ☐ **Yes** ☐ **No** **(ii) . . . I am a Plan Assets Entity** ☐ **Yes** ☐ **No**

If "Yes," I hereby represent and warrant that the percentage of the Plan Assets Entity's equity interests held by a Plan or a Plan Assets Entity does not exceed the percentage set forth below. To ease the administrative burden related to monitoring and updating this percentage, each Series recommends that you build in some cushion so that you will not have to notify such Series if the percentage changes slightly.____________ %

If I am using the assets of an insurance company general account to purchase Units, I hereby represent and warrant that the percentage of such assets used to purchase Units that represents plan assets does not exceed the following percentage: ____________ %

I agree to immediately notify Superfund Capital Management upon any change to the foregoing representations.

14 *United States Investors only*

☐ **Under penalties of perjury, I certify that: (1) The number shown on this form is my correct social security number or taxpayer identification number (or I am waiting for a number to be issued to me); (2) I am not subject to backup withholding due to a failure to report interest and dividend income; and (3) I am a U.S. person.**

Non-United States Investors only

☐ I hereby certify that the Passport Number or Government ID Number provided is true, correct, and complete. (a) I am not a citizen or resident of the United States or (b) (in the case of an investor which is not an individual) the investor is not a United States corporation, partnership, estate, or trust.

15 *Investor(s) must sign*

(Executing and delivering this Subscription Agreement shall in no respect be deemed to constitute a waiver of any rights under the Securities Act of 1933, or under the Securities Exchange Act of 1934.) **The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.**

Limited Partner Signature **Date**

Joint Limited Partner (if any) or Custodian Signature **Date**

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Subscription Superfund Green, L.P. – page 2/4

Superfund Green, L.P. / Subscription Agreement USEN/0413 16 Broker-Dealer must sign As set forth in the Prospectus, I hereby certify that I have informed the investor of all pertinent facts relating to the risks, tax consequences, liquidity, marketability, management, and control of Superfund Capital Management with respect to an investment in the Units. I have also informed the investor of the unlikelihood of a public trading market developing of the Units. I have reasonable grounds to believe, based on information obtained from this investor concerning his/her investment objectives, other investments, financial situation, and needs and any other information known by me, that investment in the applicable Series is suitable for such investor in light of his/ her financial position, net worth and other suitability characteristics. I do not have discretionary authority over the account of the investor. Registered Representative Signature Date Principal Signature (if required by Selling Agent procedures) Date Print Name Print Name Broker-Dealer This subscription should be fee-based commission based R.R. Phone/Fax Broker Dealer Firm R.R. Email Address Registered Representative Code Branch Code R.R. Address D-3.1 Subscription Superfund Green, L.P. page 3/4

Superfund Green, L .P. USEN/0413 Limited Partnership Units Subscription Agreement Superfund Green, L.P. c/o Superfund USA, LLC 850 West Jackson Blvd., Suite 600, Chicago, IL 60607 Dear Sir/Madam: Subscription for Units: I hereby subscribe for the Units in Series A or Series B of the Fund in the amount set forth on page D-3 (minimum $10,000) of this Subscription Agreement Signature Page, at net asset value per Unit as set forth in the Partnership Agreement. The undersigned s check payable to Superfund Green, L.P. Series A Escrow Account or Superfund Green, L.P. Series B Escrow Account in the full amount of the undersigned s subscriptions, (additions, in excess of the required minimum investment, may be made with a minimum investment of $1,000, as described in the Prospectus), accompanies the Subscription Agreement Signature Page. If this subscription is rejected, or if no Units are sold, all funds remitted by the undersigned herewith will be returned. Superfund Capital Management may, in its sole and absolute discretion, accept or reject this subscription in whole or in part. If notice of revocation of a subscription is not received by Superfund Capital Management at least 10 days before the end of a month, such attempted revocation is void and will not be deemed a written request for redemption. All Units offered are subject to prior sale. Representations and Warranties of Subscriber: (1) I have received the Prospectus. By submitting this Subscription Agreement I am making the representations and warranties set forth in Exhibit C Subscription Representations contained in the Prospectus, including, without limitation, those representations and warranties relating to my net worth and annual income set forth therein. Irrevocability; Governing Law: Except as provided above, I hereby acknowledge and agree that I am not entitled to cancel, terminate, or revoke this subscription or any of my agreements hereunder after the Subscription Agreement has been submitted (and not rejected) and that this subscription and such agreements shall survive my death or disability, but shall terminate with the full redemption of all my Units in each Series. Except as to matters of state or federal securities laws, this Subscription Agreement shall be governed by and interpreted in accordance with the laws of the State of Delaware. D-4 Subscription Superfund Green, L.P. page 4/4

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Superfund Green, L.P.
Suitability Requirements Form

By subscribing for Units of the Fund, you will be required to fill out this form in its entirety, and to satisfy any applicable special state suitability requirement described in this form. Therefore, please make sure that you carefully review all representations and warranties and state suitability requirements before signing this form. The undersigned form must be mailed or delivered to the selling agent together with the Subscription Agreement and all other necessary documents. For a successful subscription of Units, all documents must be received at least 5 business days before the initial, or applicable, monthly closing.

PLEASE INDICATE THE SERIES YOU ARE SUBSCRIBING FOR:

Series ☐ **A** ☐ **B** (please check the appropriate box)

What is your annual income (AI)? ______________

How did you finance the investment? ☐ Own money ☐ Loan ☐ Other

What is your approximate net worth (NW) exclusive of residence and automobiles? ______________

Receipt of Documentation: The regulations of the Commodity Futures Trading Commission ("CFTC") require that you be given a copy of the Prospectus, as well as certain additional documentation consisting of: (a) a supplement to the Prospectus, which must be given to you if the Prospectus is dated more than nine months before the date that you first received the Prospectus, and (b) the most current monthly account statement (report) for the Fund. By subscribing for Units, you hereby acknowledge receipt of the Prospectus and the additional documentation referred to above, if any.

Admission to the Fund: Please be informed that you will not be issued a certificate evidencing the Units that you are purchasing, but you will receive a written confirmation of the purchase in Superfund Capital Management's customary form.

State Suitability Requirements: Except as indicated below, investors must have a net worth (exclusive of home, furnishings and automobiles) of at least $250,000 or, failing that standard, have both a net worth (same exclusions) of at least $70,000 and an annual gross income of at least $70,000. If an investor is subscribing with his/her spouse as joint owners, he/she may count joint net worth and joint income in satisfying these requirements, as well as the special requirements described below. Investors must also make a minimum aggregate investment of $10,000. However, the states listed below (or, in certain cases, in special Supplements attached to the Prospectus) have more restrictive suitability or minimum investment requirements for their residents. Please read the following list to make sure that you meet the minimum suitability and/or investment requirements for the state in which you reside. (As used below, "NW" means net worth exclusive of home, furnishings, and automobiles; "AI" means annual gross income; and "TI" means annual taxable income for federal income tax purposes.)

1. Alabama — Alabama investors should limit their investment in the Fund and other managed futures programs to not more than 10% of their liquid net worth (cash, cash equivalents and readily marketable securities).
2. California — $70,000 (AI) and $250,000 (NW), or $500,000 (NW). California investors should limit their investment in the Fund and other managed futures programs to not more than 10% of their liquid net worth (cash, cash equivalents and readily marketable securities).
3. Iowa — $100,000 (TI) and $250,000 (NW), or $500,000 (NW)
4. Kansas — Kansas investors should limit their investment in the Fund and other managed futures programs to not more than 10% of their liquid net worth (cash, cash equivalents and readily marketable securities).
5. Kentucky — $85,000 (TI) and $85,000 (NW), or $300,000 (NW). Kentucky investors should limit their investment in any commodity pool program to not more than 10% of their liquid net worth (cash, cash equivalents and readily marketable securities).
6. Minnesota — Accredited Investor – see page C-2 in the Prospectus.
7. New Mexico — $75,000 (AI) and $75,000 (NW), or $250,000 (NW)
8. Oregon — $70,000 (AI) and $250,000 (NW), or $500,000 (NW)
9. Tennessee — $70,000 (AI) and $70,000 (NW), or $250,000 (NW)

SIGNATURE IF LIMITED PARTNER(S) ARE INDIVIDUALS (PRINT OR TYPE)

☐ Mr. ☐ Mrs. ☐ Ms.

Name of Limited Partner ______________ **Date** MM DD YYYY

Signature of Limited Partner ______________

Name of Joint Limited Partner ______________ **Date** MM DD YYYY

Signature of Joint Limited Partner ______________

SIGNATURE IF LIMITED PARTNER IS AN ENTITY (PRINT OR TYPE)

Name of Entity ______________ **Date** MM DD YYYY

Name of Signatory ______________

By: Authorized Signatory ______________

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Suitability Requirements Form Superfund Green, L.P. – page 1/2

USEN/0413

Superfund Green, L.P. Suitability Requirements Form

REPRESENTATIONS AND WARRANTIES By executing the Subscription Agreement, the investor (for itself and any co-subscriber, and, if the undersigned is signing on behalf of an entity, on behalf of and with respect to that entity and its shareholders, partners, beneficiaries or members), represent and warrant to Superfund Capital Management and the Fund as follows *(As used below, the terms "you and your" refer to you and your co-subscriber, if any, or if you are signing on behalf of an entity, that entity):*

FOR ALL INVESTORS

1. I have received a copy of the Prospectus, including the Partnership Agreement.
2. If an individual subscriber, I am of legal age to execute the Subscription Agreement and am legally competent to do so.
3. I satisfy the applicable financial suitability and minimum investment requirements, as set forth on page D-5 under the caption State Suitability Requirements (or in a special Supplement to the Prospectus) for residents of the state in which I reside. I agree to provide any additional documentation requested by Superfund Capital Management, as may be required by the securities administrator of my state of residence, to confirm that I meet the applicable minimum financial suitability standards to invest in the Fund.
4. I understand that the investment objective of the Fund is to generate long-term capital growth while providing an element of diversification to a portfolio of stock and bond investments, which is consistent with my objective in making an investment in the Fund.
5. The address on the Subscription Agreement is my true and correct residence, and I have no present intention of becoming a resident of any other state or country. All the information that I have provided on the Subscription Agreement is correct and complete as of the date indicated thereon and, if there is any material change in that information before my admission as a Limited Partner, I will immediately furnish such revised or corrected information to Superfund Capital Management.
6. Unless any of representation (9–12) below is applicable, my subscription is made with my funds for my own account and not as trustee, custodian, or nominee for another.
7. I am either: (a) not required to be registered with the CFTC or to be a member of the National Futures Association ("NFA"); or (b) if so required, I am duly registered with the CFTC and am a member in good standing of the NFA.
   Entities that acquire Units must indicate whether they are registered with the CFTC as commodity pools, whether they are exempt from registration as a commodity pool, or whether they are not a commodity pool.
   a. The entity subscribing for Units is a commodity pool and its sponsor and/or principals are registered as commodity pool operators ("CPOs") and members of the NFA. Provide NFA ID: ______________________
   b. The entity subscribing for Units is a commodity pool but its sponsors and/or principals are not required to be registered CPOs because of an exemption under the Commodity Exchange Act or CFTC Regulations. State the exemption claimed ______________________
   Such entities must also provide a copy of the exemption letter filed with the NFA by its sponsor and/or principals.
   c. The entity subscribing for Units is not a commodity pool. Such entities must provide a seperate statement stating the purpose of forming the entity and that such entity does not solicit or accept funds to trade commodity contracts.
8. I understand that the Partnership Agreement imposes substantial restrictions on the transferability of my Units and that my investment is not liquid except for limited redemption provisions, as set forth in the Prospectus and the Partnership Agreement.

FOR BENEFIT PLAN INVESTORS

9. If I am, or am acting on behalf of, an "employee benefit plan," as defined in and subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), a "plan" as defined in and subject to Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code") (a "Plan") or an entity ("Plan Assets Entity") deemed for any purposes of ERISA or Section 4975 of the Code to hold assets of any Plan due to investments made in such entity by benefit plan investors (in which case, the following representations and warranties are made with respect to each Plan holding an investment in such Plan Assets Entity), the individual signing this Subscription Agreement on behalf of me, in addition to the representations and warranties set forth herein, hereby further represents and warrants as, or on behalf of, the fiduciary of the Plan responsible for purchasing Units (the "Plan Fiduciary") that: (a) the Plan Fiduciary has considered an investment in a Series for such Plan in light of the risks relating thereto; (b) the Plan Fiduciary has determined that, in view of such considerations, the investment in a Series is consistent with the Plan Fiduciary's responsibilities under ERISA; (c) the Plan's investment in such Series does not violate and is not otherwise inconsistent with the terms of any legal document constituting the Plan or any trust agreement thereunder; (d) the Plan's investment in such Series has been duly authorized and approved by all necessary parties; (e) none of Superfund Capital Management, Superfund Asset Management, L.L.C., Superfund USA, LLC, any additional selling agent, any wholesaler, any of their respective affiliates or any of their respective agents or employees: (i) has investment discretion with respect to the investment of assets of the Plan used to purchase Units; (ii) has authority or responsibility to or regularly gives investment advice with respect to the assets of the Plan used to purchase Units for a fee and pursuant to an agreement or understanding that such advice will serve as a primary basis for investment decisions with respect to the Plan and that such advice will be based on the particular investment needs of the Plan; or (iii) is an employer maintaining or contributing to the Plan; and (f) the Plan Fiduciary (i) is authorized to make, and is responsible for, the decision to invest in each Series, including the determination that such investment is consistent with the requirement imposed by Section 404 of ERISA that Plan investments be diversified so as to minimize the risks of large losses, (ii) is independent of Superfund Capital Management, Superfund Asset Management, L.L.C., Superfund USA, LLC, each additional selling agent, each wholesaler, and each of their respective affiliates, and (iii) is qualified to make such investment decision. I will, at the request of Superfund Capital Management, furnish Superfund Capital Management with such information as Superfund Capital Management may reasonably require to establish that the purchase of the Units by the Plan does not violate any provision of ERISA or the Code, including without limitation, those provisions relating to "prohibited transactions" by "parties in interest" or "disqualified persons" as defined therein.
10. If I am subscribing as a trustee or custodian of an employee benefit plan subject to the fiduciary responsibility provisions of ERISA, or of an IRA, at the direction of the beneficiary of that plan or IRA, all representations in the Subscription Agreement apply only to the beneficiary of that plan or IRA.

FOR UGMA/UTMA ACCOUNTS

11. If I am subscribing as a custodian for a minor, either (a) the subscription is a gift I have made to that minor and is not made with that minor's funds, in which case the representations as to net worth and annual income below apply only to myself, acting as custodian, or (b) if the subscription is not a gift, the representations as to net worth, and annual income below apply only to that minor.

FOR ALL TRUSTS OR CORPORATIONS

12. If I am subscribing in a representative capacity, I have full power and authority to purchase Units and enter into and be bound by this Subscription Agreement on behalf of the entity for which I am purchasing the Units, and that entity has full right and power to purchase the Units and enter into and be bound by the Subscription Agreement, and become a Limited Partner under the Partnership Agreement.

FOR TENNESSEE, ALABAMA AND ARKANSAS INVESTORS

13. For Tennessee, Alabama and Arkansas Investors only: I understand that the rate at which each Series' performance fee is calculated exceeds the maximum rate for incentive or performance fees payable under the Guidelines for Registration of Commodity Pool Programs adopted by the North American Securities Administrators Association.

FOR ALABAMA AND ARKANSAS INVESTORS

14. For Alabama and Arkansas investors only: I understand that the Issuer's introducing broker and the Issuer's trading advisor are affiliated entities, and that this affiliation gives rise to a conflict of interest, as described on pages [   ] of the Prospectus. I understand this may prevent the Issuer from accomplishing all of its objectives.

By making the representations and warranties set forth above, investors should be aware that they have not waived any rights of action which they may have under applicable federal or state securities laws. Federal and state securities laws provide that any such waiver would be unenforceable. Investors should be aware, however, that the representations and warranties set forth above may be asserted in the defense of the Fund, Superfund Capital Mangement, or others in any subsequent litigation or other proceedings.

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Suitability Requirements Form Superfund Green, L.P. – page 2/2

USEN/0612

Superfund Green, L.P.

Subscription Agreement Addendum – Dollar Cost Averaging Purchase

FOR USE IN CONNECTION WITH A PURCHASE OF UNITS TO BE IMPLEMENTED IN INSTALLMENTS IN ACCORDANCE WITH THE TERMS SET FORTH BELOW. TO BE EFFECTIVE, THIS SUBSCRIPTION AGREEMENT ADDENDUM MUST BE PROPERLY COMPLETED AND SIGNED BY THE INVESTOR AND MUST ACCOMPANY A PROPERLY COMPLETED AND FULLY-EXECUTED SUBSCRIPTION AGREEMENT FOR UNITS IN THE FUND.

NOTE: The amount of investor's total subscription set forth below, the date of this Subscription Agreement Addendum, and investor's signature must be the same as set forth on the accompanying Subscription Agreement.

1. By execution and delivery of this Subscription Agreement Addendum, I hereby request that my subscription for Units in Superfund Green, L.P. Series ☐ A OR ☐ B (mark A OR B, as on the Subscription Agreement) in the amount set forth below and on the accompanying Subscription Agreement be implemented, and that Units be issued at the Net Asset Value per Unit of such Series, as of the close of business on the applicable month-end or quarter-end closings, as the case may be, as follows.

2. My total subscription for Units is in the amount of $ ________ . ____ (not less than USD $10,000 for new investors)

3. I hereby request that the initial issuance of Units subscribed for by the accompanying Subscription Agreement and this Subscription Agreement Addendum be in the amount of $ ________ . ____ (not less than USD $1,000), Units being issued at the Net Asset Value per Unit as of the applicable month-end or calendar quarter-end closing date, as the case may be.

4. I hereby request the Fund to issue to me $ ________ . ____ of Units (not less than USD $1,000) as of each ☐ month-end OR ☐ calendar quarter-end (check one) following the initial issuance of Units to me as requested under Item 3 above until the dollar amount of Units issued to me under this Item 4 and Item 3 above equals the amount of my total subscription set forth in Item 2 above.

5. I hereby authorize and instruct ______________________________ (insert broker-dealer name) to submit to the Fund cash held in my customer securities account with such broker-dealer on a monthly or quarterly basis, as indicated above, until the amounts submitted in connection with the issuances requested under Items 3 and 4 above equal the amount of my total subscription set forth in Item 2 above and in the accompanying Subscription Agreement.

6. I understand that (i) my broker will not advance any funds due under the accompanying Subscription Agreement and this Subscription Agreement Addendum and that (ii) if I do not have adequate cash available in my customer securities account with my broker for my broker to remit to the Fund, or do not separately send a check or wire funds to the Fund, at each month-end or calendar quarter-end, as the case may be, for which I have requested the issuance of the Units subscribed for under the accompanying Subscription Agreement and this Subscription Agreement Addendum, no Units will be issued to me as of such month-end or calendar quarter-end, as the case may be. I understand that my subscription in the amount set forth in the Subscription Agreement and above is irrevocable and that I am responsible for submitting timely payments for the Units subscribed for in the accompanying Subscription Agreement in the amount(s) set forth above at least five (5) business days prior to the cut off-days set forth in the Subscription Agreement. I hereby agree not to hold the Fund or Superfund Capital Management liable for the failure of my broker to submit funds to the Fund in a timely manner.

7. I understand that the instructions contained in this Subscription Agreement Addendum may be modified only by a writing delivered to the Fund and my broker identified in Item 5 above.

8. I hereby acknowledge and agree that the instructions contained in this Subscription Agreement Addendum shall survive my death or disability, but shall terminate with the full redemption of all of my Units. This Subscription Agreement Addendum shall be governed by and interpreted in accordance with the laws of the State of Delaware.

SUPERFUND
THE FUTURE OF INVESTING

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Subscription Agreement Addendum Superfund Green, L.P. – page 1/2

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Superfund Green, L.P.

Subscription Agreement Addendum – Dollar Cost Averaging Purchase

ACCOUNT INFORMATION – PLEASE PRINT (EXCEPT SIGNATURES).

Limited Partner # ______________ ☐ Mr. ☐ Mrs. ☐ Ms.

First Name ______________

Last Name ______________

Address ______________

City, State, ZIP Code ______________

Social Security # ___ - __ - ____

Telephone ___ - ___ - ____

Fax ___ - ___ - ____

E-Mail ______________

Signature ______________ Date MMDDYYYY

Signature(s) must be identical to name(s) in which Units are registered.

Joint Limited Partner (if any) or Custodian ☐ Mr. ☐ Mrs. ☐ Ms.

First Name ______________

Last Name ______________

Signature ______________ Date MMDDYYYY

Broker Dealer Acknowledgement ☐ Mr. ☐ Mrs. ☐ Ms.

Broker Dealer Firm Name ______________ Date MMDDYYYY

Signature ______________

Name of Registered Representative ______________

Signature ______________

Name of Principal ______________

Signature ______________

Broker Dealer to retain a copy of this Subscription Agreement Addendum.

SUPERFUND
THE FUTURE OF INVESTING

D-8

Subscription Agreement Addendum Superfund Green, L.P. – page 2/2

USEN_NT/0612

Superfund Green, L.P.

Request for Transfer Form

Please complete and return this form to:

Superfund Green, L.P.
c/o Superfund USA, LLC
850 West Jackson Blvd., Suite 600
Chicago, IL 60607

Dear Sir/Madam: The undersigned hereby requests a transfer of ______________________________ units ("Units") in ☐ Series A or ☐ Series B (check one) in Superfund Green, L.P. (the "Fund"). The undersigned hereby represents and warrants that the undersigned is the true, lawful and beneficial owner of the Units to which this request for transfer relates with full power and authority to request transfer of such Units. Such Units are not subject to any pledge or otherwise encumbered in any fashion. The undersigned represents that the signature(s) appearing below is/are true and correct.

TRANSFER DETAILS

Name of Limited Partner ______________________________

Limited Partner # (if applicable) ☐☐☐☐☐☐

Name of Entity (if applicable) ______________________________

Telephone ☐☐☐ - ☐☐☐ - ☐☐☐☐

Tax ID # ☐☐ - ☐☐☐☐☐☐☐

Address ______________________________

Account Type ______________________________

City, State, ZIP Code ____________ . ☐☐ ☐☐☐☐☐

TRANSFER TO THE ACCOUNT OF:

Name of Limited Partner ______________________________

Limited Partner # (if applicable) ☐☐☐☐☐☐

Name of Entity (if applicable) ______________________________

Telephone ☐☐☐ - ☐☐☐ - ☐☐☐☐

Tax ID # ☐☐ - ☐☐☐☐☐☐☐

Address ______________________________

Account Type ______________________________

City, State, ZIP Code ____________ . ☐☐ ☐☐☐☐☐

SIGNATURES (MUST BE IDENTICAL TO NAME(S) IN WHICH UNITS ARE REGISTERED.)

Limited Partner Signature ____ Date

Joint Limited Partner (if any) or Custodian Signature ____ Date

Authorized Signatory ____ Date

By: (Authorized Corporate Officer, Partner, Custodian or Trustee)

Title

The undersigned, as Transferee, represents that all information provided to the Fund in the form of an executed Subscription Agreement is true and correct as of the date of submission of the Request for Transfer. The undersigned further consents to the transfer of Units in the Fund as described above and agrees to accept such transferred Units for its account and risk.

Transferee Signature ____ Date

Joint Transferee Signature (if applicable) ____ Date

Authorized Signatory ____ Date

By: (Authorized Corporate Officer, Partner, Custodian or Trustee)

Title

E-1

Request for Transfer Form Superfund Green, L.P. – page 1/1

USEN_NT/0612

Superfund Green, L.P.

Transfer on death form (T.O.D.)

Please complete and return this form to:

Superfund Green, L.P.
c/o Superfund USA, LLC
850 West Jackson Blvd., Suite 600,
Chicago, IL 60607

INVESTOR INFORMATION

Name of Registered Owner exactly as it appears on the Subscription Agreement ______________________

Day-Time Phone Number ___ - ___ - ____

Social Security Number of Registered Owner ___ - __ - ____

State of Residence ______________________

TRANSFER OF DEATH DESIGNATION

I authorize Superfund USA, LLC to register my Limited Partner Interest in Superfund Green, L.P., Series (A or B), hereafter ("Units"), in beneficiary form, assigning ownership on my death to my beneficiaries. I understand that if more than one beneficiary is listed, percentages of each must be designated. If percentages are not designated, then all shares will be designated equally.

	Primary Beneficiary (1)	Secondary Beneficiary (2)
First Name		
Last Name		
Social Security Number or Tax ID.	___ - __ - ____ / __ - _______	___ - __ - ____ / __ - _______
Percentage	___ . __ %	___ . __ %

SIGNATURE

By signing below, I authorize Superfund USA, LLC to register my Units in T.O.D. Form. The designation will be effective on the date of receipt. Accordingly, I hereby revoke any beneficiary designation(s) previously made with respect to my Units. I agree on behalf of myself and my heirs, assigns, executors, administrators and beneficiaries to indemnify and hold harmless Superfund USA, LLC and any and all affiliates, agents successors and assigns, and their respective directors, officers and employees, from and against any and all claims, liability, damages, actions and expenses arising directly or indirectly out of or resulting from the transfer of my shares in accordance with this T.O.D. designation. I further understand that Superfund USA, LLC cannot provide any legal advice and I agree to consult with my attorney, if necessary to make certain that the T.O.D. designation is consistent with my estate and tax planning.

Sign exactly as the name appear on the subscription agreement. All registered owners must sign. This authorization is subject to the acceptance of Superfund USA, LLC

Signature ______________ Date ______

Signature ______________ Date ______

Authorized by

Superfund USA, LLC ______________ Date ______

SUPERFUND
THE FUTURE OF INVESTING

E-2

Transfer on death form (T.O.D.) Superfund Green, L.P. – page 1/1

Superfund Green, L.P. / Additional Investment

USEN/0413

DATA | **Limited Partner** | **Limited Partner #** | **Joint Limited Partner**

	Limited Partner (1)	Joint Limited Partner (2)
First Name		
Last Name		
Residence Address Street, City, State, Zip Code (P.O. Box not acceptable)		
Mailing Address (if different)		
Telephone / Date of Birth	/ MMDDYY	/ MMDDYY
E-Mail Address		
Social Security #		
Additional Information (for Estates, Partnerships, Trusts and Corporations)		
Custodian Name		
Custodian Mailing Address Street, City, State, Zip Code		

The investor named above, by execution and delivery of this Subscription Agreement, by either (i) enclosing a check or wiring payment payable to "**Superfund Green, L.P. Series A** ☐ **Series B** ☐ Escrow Account", or (ii) authorizing the selling agent (or additional seller, as the case may be) to debit investor's customer securities account in the amount set forth below, hereby subscribes for the purchase of **Superfund Green, L.P.** (the "Fund") **Series A** ☐ **Series B** ☐ units ("Units") at net asset value per Unit by the last business day of each month. The named investor further acknowledges receipt of the Fund's prospectus (the "Prospectus") dated May [ ] 2013, including the Sixth Amended and Restated Limited Partnership Agreement ("Partnership Agreement") of the Fund, the Subscription Requirements and the Subscription Agreement, the terms of which govern the investment in the Units being subscribed for hereby. The undersigned represents that there has been no change in the undersigned's financial circumstances and that the Suitability Requirements Form initially completed when making the undersigned's initial investment in the Fund remains accurate and complete, and the undersigned understands that by agreeing the undersigned will be deemed to make, with respect to this Subscription Agreement, all the representations and warranties contained in the current Suitability Requirements Form, including those relating to the undersigned satisfying the applicable financial suitability requirements under "State Suitability Requirements."

Total Amount $ ______ . ____ thereof **Series A** ______ . ____

(minimum of $5,000 for each Series; $1,000 or more for additional investments) **Series B** ______ . ____

Brokerage Account # ______ (must be completed if payment is made by debit to investor's securities or other qualified accounts)

Social Security # ______ **Taxpayer ID #** ______

Taxable Investors (check one):

- ☐ Individual Ownership
- ☐ Partnership*
- ☐ Corporation*
- ☐ Tenants in Common
- ☐ UGMA/UTMA (Minor)
- ☐ Tenants in Entireties
- ☐ Community Property
- ☐ Estate
- ☐ Grantor or Other Revocable Trust*
- ☐ Trust other than a Grantor or Revocable Trust*
- ☐ Joint Tenants with Right of Survivorship

Non-Taxable Investors (check one):

- ☐ IRA
- ☐ IRA Rollover
- ☐ Profit Sharing*
- ☐ Defined Benefit*
- ☐ Pension*
- ☐ SEP
- ☐ Other (specify)
- ☐ Roth IRA
- ☐ 401(K)*

(*APPROPRIATE AUTHORIZATION DOCUMENTS MUST ACCOMPANY SUBSCRIPTION, I.E., TRUSTS, PENSION, CORPORATE DOCUMENTS)

Investor(s) must sign (Executing and delivering this Subscription Agreement shall in no respect be deemed to constitute a waiver of any rights under the Securities Act of 1933, or under the Securities Exchange Act of 1934.) **The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.**

Benefit Plan Investors

(i) I am a Plan or Plan Assets Entity as described on page D-6 ☐ Yes ☐ No (ii) I am a Plan Assets Entity ☐ Yes ☐ No

If "Yes", I hereby represent and warrant that the percentage of the Plan Assets Entity's equity interests held by a Plan or a Plan Assets Entity does not exceed the percentage set forth below. To ease the administrative burden related to monitoring and updating this percentage, each Series recommends that you build in some cushion so that you will not have to notify such Series if the percentage changes slightly. ____________ %

If I am is using the assets of an insurance company general account to purchase Units, I hereby represent and warrant that the percentage of such assets used to purchase Units that represents plan assets does not exceed the following percentage: ____________ %

I agree to immediately notify Superfund Capital Management upon any change to the foregoing representations.

☐ *United States Investors only* **Under penalties of perjury, I certify that: (1) The number shown on this form is my correct social security number or taxpayer identification number (or I am waiting for a number to be issued to me); (2) I am not subject to backup withholding due to a failure to report interest and dividend income; and (3) I am a U.S. person.**

☐ *Non-United States Investors only* Under penalties of perjury, by signature above I hereby certify that the Passport Number or Government ID Number provided is true, correct, and complete. (a) I am not a citizen or resident of the United States or (b) (in the case of an investor which is not an individual) the investor is not a United States corporation, partnership, estate, or trust.

Date **Signature of Limited Partner** **Date** **Signature of Joint Limited Partner (if any) or Custodian**

Broker-Dealer must sign As set forth in the Prospectus, I hereby certify that I have informed the investor of all pertinent facts relating to the risks, tax consequences, liquidity, marketability, management, and control of Superfund Capital Management, Inc. with respect to an investment in the Units. I have also informed the investor of the unlikelihood of a public trading market developing of the Units. I have reasonable grounds to believe, based on information obtained from this investor concerning his/her investment objectives, other investments, financial situation, and needs and any other information known by me, that investment in the applicable series is suitable for such investor in light of his/her financial position, net worth and other suitability characteristics. I do not have discretionary authority over the account of the investor.

Registered Representative Signature **Date** **Principal Signature** (if required by Selling Agent procedures) **Date**

Print Name ______ **Print Name** ______

Broker-Dealer
R.R. Phone/Fax
R.R. Email Address
R.R. Address

This subscription should be ☐ fee-based ☐ commission based.

Broker Dealer firm ______

Registered Representative Code ______ **Branch Code** ______

F-1

Subscription Agreement For An Additional Investment Superfund Green, L.P. – page 1/1

Superfund Green, L .P. Series Exchange Subscription Agreement USEN/0413 TO BE EFFECTIVE AS OF THE END OF THE MONTH IN WHICH YOU SUBMIT THIS SERIES EXCHANGE SUBSCRIPTION AGREEMENT, THIS SERIES EXCHANGE SUBSCRIPTION AGREEMENT MUST BE PROPERLY COMPLETED AND DELIVERED TO SUPERFUND USA, LLC, OR TO YOUR BROKER-DEALER IN TIME FOR IT TO BE BE FORWARDED AND RECEIVED BY SUPERFUND USA, LLC, ON BEHALF OF SUPERFUND GREEN, L.P., FIVE (5) DAYS BEFORE THE LAST DAY OF THE MONTH, ATTN: SUPERFUND CAPITAL MANAGEMENT, INC., C/O SUPERFUND USA, LLC, 850 WEST JACKSON BLVD., SUITE 600, CHICAGO, IL 60607. EXCHANGE REQUESTS ARE IRREVOCABLE FIVE DAYS AFTER SUBMISSION TO YOUR BROKER-DEALER. By execution and delivery of this Series Exchange Subscription Agreement, I hereby redeem the limited partnership units (“Units”)of Superfund Green, L.P. (the Fund”)Series A or Series B (the Series ), as identified below under Series Exchange Election, and, by application of the proceeds of such redemption to the payment of the purchase price for Units of the other Series, I hereby subscribe for Units in the other Series at a price equal to 100% of the Net Asset Value per Unit of such Series as of the close of business on the date of the applicable monthly closing (a Series Exchange ). I understand that the minimum exchange amount, and the minimum holding amount in case of partial exchanges, is $10,000 or a number of whole Units the Net Asset Value of which is equal to or greater than $10,000, and that requests for an exchange of less than $10,000, or the Unit equivalent thereof, will not be effected. I further understand that, if I am requesting an exchange for less than the full amount of my investment in one Series, I must retain Units with a Net Asset Value of at least $10,000 in that Series after the exchange is completed. Please note: If a partial exchange would result in you holding Units with a Net Asset Value of less than $10,000 in the Series from which Units are to be redeemed to effect the requested exchange, the exchange request will be deemed to be a request for an exchange of your full investment amount into the other Series, and by your signature below you hereby consent to such exchange. BY SIGNING BELOW, THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE FUND S PROSPECTUS DATED MAY [ ], 2013, ANY APPLICABLE SUPPLEMENT TO THE PROSPECTUS, THE CURRENT MONTHLY REPORT FOR THE FUND, THE FUND S SUBSCRIPTION AGREEMENT AND THIS SERIES EXCHANGE SUBSCRIPTION AGREEMENT, THE TERMS OF ALL OF WHICH GOVERN THE INVESTMENT IN THE UNITS FOR WHICH YOU ARE SUBSCRIBING. BY SIGNING BELOW, THE UNDERSIGNED REQUESTS ADMISSION TO THE FUND AS A LIMITED PARTNER AND ACCEPTS THE TERMS OF THE FIFTH AMENDED AND RESTATED LIMITED PARTNERSHIP AGREEMENT, AS AMENDED FROM TIME TO TIME, AND AGREES TO BE SerieS exchange election Dollar Amount $ (not less than $10,000, to be rounded up to nearest whole Unit) OR Number of Units (NAV of at least $10,000) to be redeemed from Superfund Green, L.P. Series A OR Series B (check one) and exchanged for Units in the other Series. account information (PleaSe Print) Name Telephone Limited Partner Fax Address E-Mail City, State, ZIP Code Notice Regarding Series Exchange: No administrative fees will be charged in connection with this Series Exchange transaction. However, a Series Exchange constitutes the redemption of Units of one Series of the Fund and a concurrent purchase of Units of the other Series subject to a maximum sales commission of 10% of the initial investment amount in the new Series (paid at a rate of 1/12 of 4% per month). Accordingly, investors making a Series Exchange will incur aggregate sales commission charges of up to 10% of the value of the Units being subscribed for in the new Series pursuant to a Series Exchange regardless of the amount of sales commission charges paid in connection with their investment in the other Series of the Fund. However, investors making a Series Exchange in conjunction with a registered investment adviser s asset-based fee or fixed fee advisory program where the investment adviser recommends a Series Exchange SM transaction will not be subject to the sales commission charges described above. see reverse side G-1 Series Exchange Subscription Agreement Superfund Green, L.P. page 1/2

Superfund Green, L.P.

Series Exchange Subscription Agreement

USEN/0413

AUTHORITY TO REQUEST EXCHANGE

The undersigned hereby authorizes Superfund Capital Management, Inc. ("Superfund Capital Management") to redeem the dollar amount or number of Units of the Fund in the Series indicated above, at the Net Asset Value thereof, and to apply the net proceeds of that redemption to the purchase of Units in the other Series at the Net Asset Value thereof.

The undersigned hereby represents and warrants that, if an individual, the undersigned is the true, lawful, and beneficial owner of the Units to which this Series Exchange Subscription Agreement relates with full power and authority to request such exchange or, if an entity, has full power and authority to request such exchange from and on behalf of the entity named below. The undersigned represents that the signature(s) below is/are true and correct. The undersigned represents that there has been no change in the undersigned's financial circumstances and that the Suitability Requirements Form (see Prospectus Exhibit D, Pages D-5 and D-6) initially completed when making the undersigned's initial investment in the Fund remains accurate and complete, and the undersigned understands that, by signing below, the undersigned will be deemed to make, with respect to this Series Exchange Subscription Agreement, all the representations and warranties contained in the current Suitability Requirements Form, including those relating to the undersigned's satisfying the applicable financial suitability requirements under "State Suitability Requirements" and citizenship status. The undersigned acknowledges that this Series Exchange Subscription Agreement is irrevocable 5 days after submission to the undersigned's broker-dealer. This Series Exchange Subscription Agreement shall be governed by and interpreted in accordance with the laws of the State of Delaware, without regard to the conflicts of law provisions thereof. If applicable, the undersigned continues to consent to delivery of electronic statements.

BY SIGNING BELOW, THE UNDERSIGNED REQUESTS ADMISSION TO THE FUND AS A LIMITED PARTNER AND ACCEPTS THE TERMS OF THE SIXTH AMENDED AND RESTATED LIMITED PARTNERSHIP AGREEMENT, AS AMENDED FROM TIME TO TIME, AND AGREES TO BE BOUND THERETO.

SIGNATURES (Please print – except signatures)

Limited Partner

Name ______________________

Signature ______________________

Date M M D D Y Y Y Y

Signature(s) must be identical to name(s) in which Units are registered.

Joint Limited Partner (or Custodian or Trustee)

Name ______________________

Signature ______________________

Date M M D D Y Y Y Y

BROKER-DEALER MUST SIGN

I hereby certify that I have discussed with the investor identified above all of the pertinent facts relating to the risks, tax consequences, lack of liquidity of the Units, and the management and control of the Fund by Superfund Capital Management in connection with an investment in the Fund, and that the investor will, except as described on page G-1, incur sales commission charges with respect to the Units acquired as a result of this Series Exchange without regard to sales commissions previously paid. I have reasonable grounds to believe that, based on the information obtained from this investor concerning his/her investment objectives, other investments, financial situation, and needs and any other information known to me, that the Series Exchange from an investment in Series ☐ A or ☐ B (check applicable box) to an investment in the other Series is suitable for such investor in light of his/her/their investment objectives and suitability characteristics.

SIGNATURES (Please print – except signatures)

Broker-Dealer Firm / Registered Representative

Firm Name ______________________

Reg. Rep. Name ______________________

Reg. Rep. Signature ______________________

Date M M D D Y Y Y Y

Principal

Name ______________________

Signature ______________________

Date M M D D Y Y Y Y

see reverse side

G-2

Series Exchange Subscription Agreement Superfund Green, L.P. – page 2/2